                                                                    EXHIBIT 99.2

                                   AMERUS GROUP CO.

                                 Financial Supplement
                                  Second Quarter 2002

                                AMERUS GROUP CO.

                                Analyst Coverage



        Name                      Company                    Phone           Facsimile                 e-mail
---------------------- -------------------------------  ----------------  ----------------  ------------------------------
Lisa Fasano            Salomon Smith Barney              212-816-7370      212-816-6334     lisa.fasano@ssmb.com

Paul Goulekas          Dowling Partners                  860-676-8600      860-676-8617     paul@dowlingp.com

Jonathan Joseph        Fox-Pitt, Kelton, Inc.            860-520-1542      860-520-1229     jjoseph@foxpitt.com

Tanya Lewandowski      A.G. Edwards & Sons               314-955-2649      314-955-5810     lewandot@agedwards.com

Caitlin Long           Credit Suisse First Boston        212-325-2165      212-325-8197     caitlin.long@csfb.com

Steven Schwartz        Raymond James Financial, Inc.     312-612-7686      312-612-7781     sschwartz@ecm.rjf.com

Elizabeth Werner       Goldman Sachs                     212-902-3646      212-902-2147     elizabeth.werner@gs.com

                                AMERUS GROUP CO.

                              Financial Highlights
                   ($ in thousands, except for per share data)

                                                             FOR THE THREE MONTHS ENDED          FOR THE SIX MONTHS ENDED
                                                                      JUNE 30,                           JUNE 30,
                                                           -----------------------------       ----------------------------
EARNINGS:                                                       2002            2001               2002            2001
----------------------------------------                   -----------------------------       ----------------------------
 Net Income                                                $     4,262       $    20,227       $    29,176      $    31,863

   Adjustments for:

    Realized losses on open block investments                   23,155             4,677            29,575            9,494

    Net amortization of deferred policy acquisition
       costs (DPAC) due to open block
       gains or losses                                          (3,668)           (1,317)           (5,166)          (2,823)

    Net effect of accounting differences
       from the adoption of SFAS 133                             8,801             2,541            14,123            2,541

    Demutualization costs                                          179               202               464              202

    Restructuring costs                                          3,937               -               5,054              -

    Discontinued operations                                       (540)             (532)             (996)            (946)

    Cumulative effect of change in accounting
       for derivatives                                             -                 -                 -              8,236
                                                           -----------------------------       ----------------------------
 Adjusted Net Operating Income                             $    36,126       $    25,798       $    72,230      $    48,567
                                                           =============================       ============================

BASIC EARNINGS PER SHARE:
----------------------------------------
 Adjusted Net Operating Income per Share                   $      0.90       $      0.75       $      1.77      $      1.51

 Net Income from Continuing Operations per Share           $      0.09       $      0.57       $      0.69      $      1.22

 Net Income per Share                                      $      0.11       $      0.59       $      0.72      $      0.99

 Weighted Average Shares Outstanding                            40,155            34,365            40,749           32,182

DILUTED EARNINGS PER SHARE:
----------------------------------------
 Adjusted Net Operating Income per Share                   $      0.89       $      0.75       $      1.75      $      1.50

 Net Income from Continuing Operations per Share           $      0.09       $      0.57       $      0.68      $      1.21

 Net Income per Share                                      $      0.10       $      0.59       $      0.71      $      0.99

 Weighted Average Shares Outstanding                            40,661            34,529            41,312           32,326


CASH EARNINGS PER SHARE (1):
----------------------------------------
 Basic                                                     $      0.90       $      0.81       $      1.77      $      1.63

 Diluted                                                   $      0.89       $      0.80       $      1.75      $      1.62


CAPITALIZATION:                                              06/30/02          12/31/01
----------------------------------------                   -----------------------------
 Bank Borrowings                                                70,000           150,000
 Senior Notes                                                  125,000           125,000
 OCEANs                                                        185,493               -
 Surplus Note                                                   25,000            25,000
 Other Borrowings                                               14,124            15,574
                                                           -----------------------------
   TOTAL DEBT                                              $   419,617       $   315,574

 Capital Securities - AmerUs Capital I                          48,095            68,900
 Capital Securities - AmerUs Capital II                            154               154
                                                           -----------------------------
   TOTAL DEBT AND CAPITAL SECURITIES                       $   467,866       $   384,628

 Stockholders' Equity (excluding AOCI)                       1,179,330         1,225,848
                                                           -----------------------------
   TOTAL CAPITALIZATION (EXCLUDING AOCI)                   $ 1,647,196       $ 1,610,476
                                                           =============================

 Unrealized Gains / (Losses)                                    18,910            12,669
                                                           -----------------------------
   TOTAL CAPITALIZATION (INCLUDING AOCI)                   $ 1,666,106       $ 1,623,145
                                                           =============================

BOOK VALUE PER SHARE (2):
----------------------------------------
 including AOCI                                            $     30.17       $     29.66
 excluding AOCI                                            $     29.69       $     29.36

DEBT-TO-CAPITAL RATIO (3):
----------------------------------------
 Standard & Poor's                                               14.21%            19.60%
 Moody's                                                         25.03%            23.88%

--------------------------------------------------------------------------------
(1) Cash earnings represent adjusted operating earnings adjusted for goodwill amortization.

(2) Common shares outstanding at 06/30/2002 and 12/31/2001 were 39,721,666 and 41,759,450, respectively.

(3) Debt-to-Capital Ratio exludes AOCI. For Standard & Poor's, the OCEANs, AmerUs Capital I and AmerUs Capital II are treated as 100% equity. For Moody's, AmerUs Capital I and AmerUs Capital II are treated as 100% debt and the OCEANs are treated as 70% debt and 30% equity.

                                AMERUS GROUP CO.

                          Consolidated Income Statement

                                ($ in thousands)

                                                                 FOR THE THREE MONTHS ENDED       FOR THE SIX MONTHS ENDED
                                                                          JUNE 30,                        JUNE 30,
                                                                    2002            2001            2002            2001
                                                                ------------    ------------    ------------    ------------
REVENUES:
Insurance premiums                                              $     93,247    $     71,712    $    185,355    $    128,879
Universal life and annuity product charges                            39,314          34,847          82,185          59,113
Net investment income                                                251,897         207,093         491,667         388,221
Realized/unrealized gains (losses) on investments                    (75,911)        (11,825)       (100,623)        (51,660)
Other income:
  Income from Independent Marketing Organizations                     14,941           7,077          22,639          12,907
  Other                                                                4,984           4,875           9,298           9,377
                                                                ------------    ------------    ------------    ------------
    TOTAL REVENUE                                                    328,472         313,779         690,521         546,837


BENEFITS AND EXPENSES:
Policyowner benefits - traditional life:
  Death benefits                                                      19,971           5,700          28,754           6,224
  Surrender and other benefits                                           394             596           1,190             585
  Increase in future policy benefits                                  64,967          51,827         134,520          97,371
                                                                ------------    ------------    ------------    ------------
    Total policyowner benefits - traditional life                     85,332          58,123         164,464         104,180

Policyowner benefits - universal life and annuities:
  Interest credited to account balances                              112,255          97,006         222,872         181,081
  Change in option value of equity-indexed
     products and market value adjustments on
     total return strategy annuities                                 (20,736)          2,459         (35,867)        (32,510)
  Cash flow hedge amortization                                           697             -               697             -
  Benefit claims incurred in excess of account balances
     & other annuity benefits                                         42,828          31,775          81,766          57,096
                                                                ------------    ------------    ------------    ------------
    Total policyowner benefits - universal life and annuities        135,044         131,240         269,468         205,667

Underwriting, acquisition and other expenses:
  Commissions                                                          3,358           3,879           4,158           6,158
  General insurance and other expenses                                22,850          21,959          49,182          41,371
  Expenses from Independent Marketing Organizations                   10,512           4,810          15,956           9,527
  Taxes, licenses and fees                                             6,481           2,518          10,156           5,501
  Demutualization costs                                                  179             202             464             202
  Restructuring costs                                                  6,416             -             8,211             -
  Amortization - value of business acquired (VOBA)                    13,647          18,565          35,482          37,057
  Amortization - deferred policy acquisition costs (DPAC)             21,517          16,305          37,970          23,722
  Amortization - goodwill                                                -             1,955             -             3,898
  Amortization - DPAC realized gains / (losses)                       (6,840)         (4,899)         (5,286)         (5,537)
                                                                ------------    ------------    ------------    ------------
    Total underwriting, acquisition and other expenses                78,120          65,294         156,293         121,899

Interest expense:
  Interest on bank debt                                                  232             687           1,037           1,849
  Interest on Senior Notes                                             2,172           2,172           4,344           4,344
  Interest on Capital Securities (AmerUs Capital I)                    1,064           1,524           2,588           3,048
  Interest on Capital Securities (AmerUs Capital II)                       3           2,477               7           4,731
  Interest on OCEANs                                                   1,859             -             2,479             -
  Interest on Surplus Note                                               541             259           1,082             259
  Interest on other borrowings                                           466             291             827             511
                                                                ------------    ------------    ------------    ------------
    Total interest expense                                             6,337           7,410          12,364          14,742

Dividends to policyowners                                             19,221          23,067          47,624          42,225
                                                                ------------    ------------    ------------    ------------

Income before income taxes                                             4,418          28,645          40,308          58,124

Income tax expense                                                      (696)         (8,950)        (12,128)        (18,971)
                                                                ------------    ------------    ------------    ------------

Net income from continuing operations                                  3,722          19,695          28,180          39,153

Income from discontinued operations, net of tax                          540             532             996             946
                                                                ------------    ------------    ------------    ------------

Net income before cumulative effect of change in
  accounting for derivatives                                           4,262          20,227          29,176          40,099

Cumulative effect of change in accounting for
  derivatives, net of tax                                                -               -               -            (8,236)
                                                                ------------    ------------    ------------    ------------

Net income                                                      $      4,262    $     20,227    $     29,176    $     31,863
                                                                ============    ============    ============    ============


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                           40,155,276      34,364,932      40,749,054      32,181,646

  Diluted                                                         40,661,337      34,528,541      41,311,695      32,325,847

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)

     FOR THE THREE MONTHS ENDED JUNE 30, 2002
---------------------------------------------------

                                                                  Protection  Accumulation                  Total
                                                                    Products     Products    All Other  Consolidated
                                                                  --------------------------------------------------
Revenues:
     Insurance premiums                                            $  89,808    $   3,228   $     211    $  93,247
     Universal life and annuity product charges                       28,590       10,724         -         39,314
     Net investment income                                            83,418      166,544       1,935      251,897
     Realized gains (losses) on closed block investments              (5,378)         -           -         (5,378)
     Other income                                                        992       17,897       1,036       19,925
                                                                  --------------------------------------------------

                                                                     197,430      198,393       3,182      399,005

Benefits and expenses:
     Policyowner benefits                                            112,598      127,423         394      240,415
     Underwriting, acquisition, and other expenses                    21,301       18,390       3,510       43,201
     Amortization of deferred policy acquisition costs
         and value of business acquired, net of
         open block loss adjustment of ($6,840)                       14,506       20,658         -         35,164
     Dividends to policyowners                                        19,221          -           -         19,221
                                                                  --------------------------------------------------

                                                                     167,626      166,471       3,904      338,001
                                                                  --------------------------------------------------

Adjusted pre-tax operating income                                  $  29,804    $  31,922   $    (722)      61,004
                                                                  ====================================

     Realized gains (losses) on open block investments                                                     (35,755)

     Unrealized gains (losses) on open block trading investments                                           (34,778)

     Change in option value of equity-indexed
        annuity products and market value
        adjustments on total return strategy annuities                                                      20,736

     Cash flow hedge amortization                                                                             (697)

     Amortization of deferred policy acquisition costs and
         VOBA due to open block gains or losses                                                              6,840

     Demutualization costs                                                                                    (179)

     Restructuring costs                                                                                    (6,416)

                                                                                                         -----------
Income from continuing operations                                                                           10,755

Interest (expense)                                                                                          (6,337)

Income tax (expense)                                                                                          (696)

Income from discontinued operations, net of tax                                                                540
                                                                                                         -----------

         Net income                                                                                      $   4,262
                                                                                                         ===========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)

     FOR THE THREE MONTHS ENDED JUNE 30, 2001
----------------------------------------------------

                                                                    Protection    Accumulation                     Total
                                                                     Products        Products      All Other   Consolidated
                                                                    -------------------------------------------------------
Revenues:
     Insurance premiums                                              $  68,906      $   2,581      $     225     $  71,712
     Universal life and annuity product charges                         25,821          9,026            -          34,847
     Net investment income                                              65,294        138,684          3,115       207,093
     Realized gains (losses) on closed block investments                    69           (305)           -            (236)
     Other income                                                          -            9,732          2,220        11,952
                                                                    -------------------------------------------------------

                                                                       160,090        159,718          5,560       325,368

Benefits and expenses:
     Policyowner benefits                                               82,431        103,877            596       186,904
     Underwriting, acquisition, and other expenses                      17,911         13,565          3,645        35,121
     Amortization of deferred policy acquisition costs
        and value of business acquired, net of
        open block loss adjustment of ($4,899)                          12,123         22,747            -          34,870
     Dividends to policyowners                                          23,067            -              -          23,067
                                                                    -------------------------------------------------------

                                                                       135,532        140,189          4,241       279,962
                                                                    -------------------------------------------------------

Adjusted pre-tax operating income                                    $  24,558      $  19,529      $   1,319        45,406
                                                                    =========================================

     Realized gains (losses) on open block investments                                                              (7,223)

     Unrealized gains (losses) on open block trading investments                                                    (4,366)

     Change in option value of equity-indexed
        annuity products and market value
        adjustments on total return strategy annuities                                                              (2,459)

     Amortization of deferred policy acquisition costs and
        VOBA due to open block gains or losses                                                                       4,899

     Demutualization costs                                                                                            (202)

                                                                                                                 ----------
Income from continuing operations                                                                                   36,055

Interest (expense)                                                                                                  (7,410)

Income tax (expense)                                                                                                (8,950)

Income from discontinued operations, net of tax                                                                        532
                                                                                                                 ----------

         Net income                                                                                              $  20,227
                                                                                                                 ==========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)


     FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------

                                                                     Protection   Accumulation                    Total
                                                                      Products       Products     All Other    Consolidated
                                                                     ------------------------------------------------------
Revenues:
     Insurance premiums                                              $ 178,343      $   6,180     $     832      $ 185,355
     Universal life and annuity product charges                         61,446         20,739           -           82,185
     Net investment income                                             163,843        324,887         2,937        491,667
     Realized gains (losses) on closed block investments                  (754)           -             -             (754)
     Other income                                                        1,945         28,442         1,550         31,937
                                                                     ------------------------------------------------------

                                                                       404,823        380,248         5,319        790,390

Benefits and expenses:
     Policyowner benefits                                              222,149        245,763         1,190        469,102
     Underwriting, acquisition, and other expenses                      40,944         31,388         7,122         79,454
     Amortization of deferred policy acquisition costs
        and value of business acquired, net of
        open block loss adjustment of ($5,286)                          28,839         44,611           -           73,450
     Dividends to policyowners                                          47,624            -             -           47,624
                                                                     ------------------------------------------------------

                                                                       339,556        321,762         8,312        669,630
                                                                     ------------------------------------------------------

Adjusted pre-tax operating income                                    $  65,267      $  58,486     $  (2,993)       120,760
                                                                     =======================================

     Realized gains (losses) on open block investments                                                             (45,633)

     Unrealized gains (losses) on open block trading investments                                                   (54,236)

     Change in option value of equity-indexed
        annuity products and market value
        adjustments on total return strategy annuities                                                              35,867

     Cash flow hedge amortization                                                                                     (697)

     Amortization of deferred policy acquisition costs and
        VOBA due to open block gains or losses                                                                       5,286

     Demutualization costs                                                                                            (464)

     Restructuring costs                                                                                            (8,211)

                                                                                                                 ----------
Income from continuing operations                                                                                   52,672

Interest (expense)                                                                                                 (12,364)

Income tax (expense)                                                                                               (12,128)

Income from discontinued operations, net of tax                                                                        996
                                                                                                                 ----------

        Net income                                                                                               $  29,176
                                                                                                                 ==========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)

     FOR THE SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------

                                                                          Protection    Accumulation                  Total
                                                                           Products       Products     All Other   Consolidated
                                                                          -----------------------------------------------------
Revenues:
     Insurance premiums                                                   $ 121,432      $   7,194     $     253     $ 128,879
     Universal life and annuity product charges                              42,955         16,158           -          59,113
     Net investment income                                                  118,325        265,872         4,024       388,221
     Realized gains (losses) on closed block investments                        313            347           -             660
     Other income                                                               -           17,789         4,495        22,284
                                                                          -----------------------------------------------------

                                                                            283,025        307,360         8,772       599,157

Benefits and expenses:
     Policyowner benefits                                                   147,537        194,235           585       342,357
     Underwriting, acquisition, and other expenses                           32,051         28,082         6,322        66,455
     Amortization of deferred policy acquisition costs
         and value of business acquired, net of
         open block loss adjustment of ($5,537)                              21,733         39,046           -          60,779
     Dividends to policyowners                                               42,225            -             -          42,225
                                                                          -----------------------------------------------------

                                                                            243,546        261,363         6,907       511,816
                                                                          -----------------------------------------------------

Adjusted pre-tax operating income                                         $  39,479      $  45,997     $   1,865        87,341
                                                                          ======================================

     Realized gains (losses) on open block investments                                                                 (14,664)

     Unrealized gains (losses) on open block trading investments                                                       (37,656)

     Change in option value of equity-indexed
         annuity products and market value
         adjustments on total return strategy annuities                                                                 32,510

     Amortization of deferred policy acquisition costs and
         VOBA due to open block gains or losses                                                                          5,537

     Demutualization costs                                                                                                (202)

                                                                                                                     ----------
Income from continuing operations                                                                                       72,866

Interest (expense)                                                                                                     (14,742)

Income tax (expense)                                                                                                   (18,971)

Income from discontinued operations, net of tax                                                                            946

Cumulative effect of change in accounting for derivatives, net of tax                                                   (8,236)
                                                                                                                     ----------

         Net income                                                                                                  $  31,863
                                                                                                                     ==========

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)


                                                                 JUNE 30,       DECEMBER 31,
ASSETS:                                                            2002            2001
                                                                -----------     ------------
Investments:
  Securities available-for-sale at fair value:
    Fixed maturity securities                                   $11,850,297     $11,037,425
    Equity securities                                                45,562          11,362
    Short-term investments                                           15,149          14,881
  Securities held for trading purposes:
    Fixed maturity securities                                     1,941,177       2,175,106
    Equity securities                                                   -            12,013
    Short-term investments                                            7,985           4,212
Mortgage loans                                                      926,903         944,532
Real estate                                                           1,287           1,405
Policy loans                                                        500,273         506,318
Other investments                                                   307,495         345,179
                                                                -----------     -----------
    Total investments                                            15,596,128      15,052,433

Cash and cash equivalents                                           102,272         179,376
Accrued investment income                                           182,467         174,238
Premiums, fees and other receivables                                  7,502           9,920
Reinsurance receivables                                             805,130         732,030
Deferred policy acquisition costs                                   788,190         642,680
Value of business acquired                                          546,131         583,829
Goodwill                                                            217,632         195,484
Property and equipment                                               77,900          83,221
Deferred income taxes                                                   -            12,140
Other assets                                                        293,023         270,888
Separate Account assets                                             283,975         328,385
Assets of discontinued operations                                    30,152          34,528
                                                                -----------     -----------

TOTAL ASSETS                                                    $18,930,502     $18,299,152
                                                                ===========     ===========

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)


                                                                JUNE 30,        DECEMBER 31,
LIABILITIES:                                                      2002              2001
                                                              ------------      ------------
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                            $ 15,581,845      $ 15,102,001
  Policyowner funds                                                785,759           432,941
                                                              ------------      ------------
     Sub-total                                                  16,367,604        15,534,942

Accrued expenses and other liabilities                             281,146           488,949
Dividends payable to policyowners                                  246,615           221,224
Policy and contract claims                                          42,994            33,147
Income taxes payable                                                12,534            45,809
Deferred income taxes                                               10,044               -
Debt:
  Bank debt                                                         70,000           150,000
  Senior notes                                                     125,000           125,000
  OCEANs                                                           185,493               -
  Surplus note                                                      25,000            25,000
  Other borrowings                                                  14,124            15,574
Separate Account liabilities                                       283,975           328,385
Liabilities of discontinued operations                              19,484            23,551
                                                              ------------      ------------

     TOTAL LIABILITIES                                          17,684,013        16,991,581

Company-obligated mandatorily-redeemable
preferred capital securities of subsidiary trust holding
solely junior subordinated debentures of the Company:
  AmerUs Capital I                                                  48,095            68,900
  AmerUs Capital II                                                    154               154
                                                              ------------      ------------
     Sub-total                                                      48,249            69,054

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares                       -                 -
     authorized, none issued
Common Stock, no par value, 230,000,000 shares                      39,722            41,759
     authorized; 39,721,666 shares issued and
     outstanding in 2002 (net of 3,916,622 treasury
     shares) and 41,759,450 shares issued and outstanding
     in 2001 (net of 1,746,548 treasury shares)
Additional paid-in capital                                       1,048,979         1,122,853
Accumulated other comprehensive income (loss)                       18,910            12,669
Unearned compensation                                                 (510)             (727)
Unallocated ESOP shares                                               (224)             (224)
Retained earnings                                                   91,363            62,187
                                                              ------------      ------------

     TOTAL STOCKHOLDERS' EQUITY                                  1,198,240         1,238,517
                                                              ------------      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 18,930,502      $ 18,299,152
                                                              ============      ============

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)

                                  June 30, 2002


                                                      WITH       FAS 115 AND 133      WITHOUT
ASSETS:                                          FAS 115 AND 133    ADJUSTMENT    FAS 115 AND 133
                                                   -----------     -----------      -----------
Investments:
  Securities available-for-sale at fair value:
    Fixed maturity securities                      $11,850,297     $  (178,381)     $11,671,916
    Equity securities                                   45,562            (960)          44,602
    Short-term investments                              15,149              41           15,190
  Securities held for trading purposes:
    Fixed maturity securities                        1,941,177             -          1,941,177
    Short-term investments                               7,985             -              7,985
Mortgage loans                                         926,903             -            926,903
Real estate                                              1,287             -              1,287
Policy loans                                           500,273             -            500,273
Other investments                                      307,495           7,705          315,200
                                                   -----------     -----------      -----------
    Total invested assets                           15,596,128        (171,595)      15,424,533

Cash and cash equivalents                              102,272             -            102,272
Accrued investment income                              182,467             -            182,467
Premiums, fees and other receivables                     7,502             -              7,502
Reinsurance receivables                                805,130             -            805,130
Deferred policy acquisition costs                      788,190          49,366          837,556
Value of business acquired                             546,131          43,341          589,472
Goodwill                                               217,632             -            217,632
Property and equipment                                  77,900             -             77,900
Deferred income taxes                                      -            16,545           16,545
Other assets                                           293,023             -            293,023
Separate Account assets                                283,975             -            283,975
Assets of discontinued operations                       30,152             -             30,152
                                                   -----------     -----------      -----------

TOTAL ASSETS                                       $18,930,502     $   (62,343)     $18,868,159
                                                   ===========     ===========      ===========

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)

                                  June 30, 2002




                                                                      WITH         FAS 115 AND 133       WITHOUT
LIABILITIES:                                                     FAS 115 AND 133      ADJUSTMENT      FAS 115 AND 133
                                                                 ---------------   ---------------    ---------------
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                                  $ 15,581,845    $       --         $ 15,581,845
  Policyowner funds                                                      785,759             646            786,405
                                                                    ------------    ------------       ------------
    Sub-total                                                         16,367,604             646         16,368,250

Accrued expenses and other liabilities                                   281,146          (3,587)           277,559
Dividends payable to policyowners                                        246,615         (30,448)           216,167
Policy and contract claims                                                42,994            --               42,994
Income taxes payable                                                      12,534            --               12,534
Deferred income taxes                                                     10,044         (10,044)              --
Debt:
  Bank debt                                                               70,000            --               70,000
  Senior notes                                                           125,000            --              125,000
  OCEANs                                                                 185,493            --              185,493
  Surplus note                                                            25,000            --               25,000
  Other borrowings                                                        14,124            --               14,124
Separate Account liabilities                                             283,975            --              283,975
Liabilities of discontinued operations                                    19,484            --               19,484
                                                                    ------------    ------------       ------------
  TOTAL LIABILITIES                                                   17,684,013         (43,433)        17,640,580

Company-obligated mandatorily-redeemable preferred capital
securities of subsidiary trust holding solely junior
subordinated debentures of the Company:
  AmerUs Capital I                                                        48,095            --               48,095
  AmerUs Capital II                                                          154            --                  154
                                                                    ------------    ------------       ------------
    Sub-total                                                             48,249            --               48,249

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares                            --              --                 --
  authorized, none issued
Common Stock, no par value, 230,000,000 shares
  authorized; 39,721,666 shares issued and outstanding in 2002
  (net of 3,916,622 treasury shares) and 41,759,450 shares issued
  and outstanding in 2001 (net of 1,746,548 treasury shares)              39,722            --               39,722
Additional paid-in capital                                             1,048,979            --            1,048,979
Accumulated other comprehensive income (loss)                             18,910         (18,910)              --
Unearned compensation                                                       (510)           --                 (510)
Unallocated ESOP shares                                                     (224)           --                 (224)
Retained earnings                                                         91,363            --               91,363
                                                                    ------------    ------------       ------------

  TOTAL STOCKHOLDERS' EQUITY                                           1,198,240         (18,910)         1,179,330
                                                                    ------------    ------------       ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 18,930,502    $    (62,343)      $ 18,868,159
                                                                    ============    ============       ============


                                AMERUS GROUP CO.

                                   Product Mix

                                ($ in thousands)

                        For the Six Months Ended June 30,


PROTECTION PRODUCTS REPETITIVE PREMIUMS (1):       2002         2001         % CHANGE
--------------------------------------------   -----------   -----------     --------
Whole Life                                     $     2,260   $     3,518     (35.8%)

Interest-Sensitive Whole Life                       21,486         2,425     786.0%

Term Life                                            8,515         3,294     158.5%

Universal Life                                      14,725         5,702     158.2%

Equity-Indexed Life                                 20,760        10,724      93.6%
                                               -----------   -----------     -----

  Sub-total                                         67,746        25,663     164.0%

Term Life from Private Label Sales (2)               4,644           733     533.6%

Variable universal life (3)                            571         3,953     (85.6%)
                                               -----------   -----------     -----

  TOTAL REPETITIVE PREMIUMS                    $    72,961   $    30,349     140.4%
                                               ===========   ===========     =====


ACCUMULATION DEPOSITS (1):
--------------------------
Annuity Premiums:
    Fixed Annuity:
      Deferred Fixed Annuity                   $   470,391   $   730,991     (35.7%)
    Equity-Indexed Annuity                         326,643       223,996      45.8%
    Variable Annuity                                 4,481         4,197       6.8%
    Funding Agreements                             350,000          --        --
                                               -----------   -----------     -----
  Sub-total                                      1,151,515       959,184      20.1%

Joint Venture Premium (3):
  Fixed                                              8,845         8,896      (0.6%)
  Variable                                          24,527        32,670     (24.9%)
                                               -----------   -----------     -----
                                                    33,372        41,566     (19.7%)
TOTAL ACCUMULATION DEPOSITS                    $ 1,184,887   $ 1,000,750      18.4%
                                               ===========   ===========     =====


--------------------------------------------------------------------------------

(1) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.
(2) Represents the Company's share of private label sales.
(3) Represents production at AMAL Corp. from AmerUs distribution sources

                                AMERUS GROUP CO.

                               Sources of Business

                                ($ in thousands)

                        For the Six Months Ended June 30,




PROTECTION PRODUCTS REPETITIVE PREMIUMS (1):              2002         2001        % CHANGE
------------------------------------------------       ----------   ----------     --------
Preferred Producer (Career)                            $   11,460   $   11,053        3.7%

Personal producing general agent (PPGA)                    30,914        8,926      246.3%

Bank Distribution                                             387           75      416.0%

Independent Agent Force (2)                                24,984        5,609      345.4%
                                                       ----------   ----------      -----

  Total Repetitive Premium (excluding AMAL J.V.)           67,745       25,663      164.0%

Private Label Distribution (3)                              4,644          733      533.6%

AMAL Joint Venture (4)                                        571        3,953      (85.6%)
                                                       ----------   ----------      -----

  TOTAL REPETITIVE PREMIUMS                            $   72,960   $   30,349      140.4%
                                                       ==========   ==========      =====



ACCUMULATION DEPOSITS (1):
--------------------------

Preferred Producer (Career)                            $   61,738   $   57,861        6.7%

Personal Producing General Agent (PPGA)                    14,244       42,100      (66.2%)

Bank Distribution                                          25,829      108,420      (76.2%)

Independent Agent Force (2)                               699,704      750,803       (6.8%)

Funding Agreements                                        350,000         --         --
                                                       ----------   ----------      -----

  Total Accumulation Deposits (excluding AMAL J.V.)     1,151,515      959,184       20.1%

AMAL Joint Venture (4)                                     33,372       41,566      (19.7%)
                                                       ----------   ----------      -----

  TOTAL ACCUMULATION DEPOSITS                          $1,184,887   $1,000,750       18.4%
                                                       ==========   ==========      =====


--------------------------------------------------------------------------------

(1) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.
(2) Independent agent premiums through brokerages are included with all other independent agent premiums.
(3) Represents the Company's share of private label sales.
(4) AMAL Joint Venture premiums include production from AmerUs distribution channels.

                                AMERUS GROUP CO.
                      Policyowner Liability Characteristics

                                ($ in thousands)

                                  June 30, 2002


                                                                           EQUITY-
                                                            FIXED          INDEXED
                                                          ANNUITIES       ANNUITIES
                                                           ACCOUNT         ACCOUNT
                                                            VALUE           VALUE
                                                         -----------   ------------
FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:
----------------------------------------------------
Accrual Adjustment                                        $     --     $  200,653
Market Value Adjustment                                      365,489         --
No surrender charge                                        1,091,110       28,896
1 percent                                                     97,877        2,698
2 percent                                                    207,485          570
3 percent                                                    153,296      107,343
4 percent                                                    277,582        9,188
5 percent                                                    270,362      470,360
6 percent                                                    474,441      877,115
7 percent                                                  1,047,038      438,956
8 percent                                                    508,080      142,631
9 percent                                                    573,267      108,192
10 percent or greater                                      1,615,739    1,043,401
                                                          ----------   ----------

Total                                                     $6,681,766   $3,430,003
                                                          ==========   ==========
FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
----------------------------------------

Monthly guarantee                                         $  175,437   $     --
Quarterly                                                  1,053,371         --
1 Year                                                     3,996,195         --
Multi-year                                                 1,379,371         --
Bailout                                                       77,392         --
Cumulative floor (1)                                            --      3,430,003
                                                          ----------   ----------

                                                          $6,681,766   $3,430,003
                                                          ==========   ==========

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
----------------------------------------------

3 percent                                                 $2,841,709   $     --
3.25 percent                                                 581,065         --
3.50 percent                                                 762,757         --
4 percent                                                  2,414,967         --
4.5 percent                                                   51,829         --
5 percent                                                     29,439         --
Greater than 5 percent                                          --           --
Cumulative floor (1)                                            --      3,430,003
                                                          ----------   ----------

Total                                                     $6,681,766   $3,430,003
                                                          ==========   ==========

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL:
-------------------------------------------------------

No Differential                                           $  742,003   $     --
0.0% - 0.5%                                                  611,622         --
0.5% - 1.0%                                                1,045,493         --
1.0% - 1.5%                                                1,067,184         --
1.5% - 2.0%                                                  978,437         --
2.0% - 2.5%                                                  456,308         --
2.5% - 3.0%                                                  242,776         --
Greater Than 3.0% (2)                                      1,537,943         --
Cumulative floor (1)                                            --      3,430,003
                                                          ----------   ----------

Total                                                     $6,681,766   $3,430,003
                                                          ==========   ==========


--------------------------------------------------------------------------------

(1) Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.
(2) Includes bonus interest rates ranging from 1.5% to 3.0%.

                                AMERUS GROUP CO.

                  AMAL Corp. - Variable Products Joint Venture

                                ($ in thousands)

                       FOR THE SIX MONTHS ENDED JUNE 30,



FINANCIAL DATA:                             2002            2001
---------------------------------       -----------     -----------
Assets                                  $ 2,260,952     $ 2,474,066

Shareholders' equity                        125,678         106,639

Net income                                   (2,471)          2,118


SALES DATA:
---------------------------------

Repetitive Life Premium                 $     5,480     $     7,927

Excess / Single Life Premium                  8,216          23,158

Fixed Annuity Premium                         8,945           9,353

Variable Annuity Premium                     84,322         101,275
                                        -----------     -----------

Total Premium                           $   106,963     $   141,713
                                        ===========     ===========


RECONCILIATION OF NET INCOME TO
EQUITY IN EARNINGS OF AMAL CORP.:
---------------------------------

Net Income (Loss)                       $    (2,471)    $     2,118

AmerUs' Minority Ownership (1)                33.59%          39.00%
                                        -----------     -----------

AmerUs Percentage of Net Income                (830)            826

AmerUs' Minority Ownership change (1)         1,314              39

Amortization of Goodwill                       --               (82)
                                        -----------     -----------

Equity in Earnings of AMAL Corp. (2)    $       484     $       783
                                        ===========     ===========






--------------------------------------------------------------------------------

(1) AmerUs' ownership of AMAL Corp. decreased on April 1, 2002 and had increased on March 28, 2001.
(2) Equity in Earnings of AMAL Corp. included in Net Investment Income on the Consolidated Income Statement.

                                AMERUS GROUP CO.

                               Investment Summary

                            (Including Closed Block)

                                ($ in thousands)



                                                                             JUNE 30, 2002                 JUNE 30, 2001
                                                                  ------------------------------  -----------------------------
PORTFOLIO COMPOSITION:                                            Amortized Cost  Market Value    Amortized Cost  Market Value
----------------------                                            --------------  ------------    --------------  ------------
Cash and cash equivalents                                           $   102,272    $   102,272    $   113,377    $   113,377
Securities available-for-sale:
  Investment grade bonds                                             10,592,402     10,867,048      9,735,628      9,814,679
  Non-investment grade bonds                                          1,079,514        983,249        698,599        651,902
  Equity securities                                                      44,602         45,562         32,063         34,533
  Short-term investments                                                 15,189         15,149         10,183         10,183
Securities held for trading:
  Investment grade bonds                                              1,820,114      1,820,114      2,086,101      2,086,101
  Non-investment grade bonds                                            121,063        121,063        209,816        209,816
  Equity securities                                                        --             --            2,288          2,288
  Short-term investments                                                  7,985          7,985           --             --
Loans                                                                   926,903        926,903        931,730        931,730
Real estate                                                               1,287          1,287          2,531          2,531
Policy loans                                                            500,273        500,273        508,742        508,742
Other invested assets                                                   306,511        307,495        313,124        312,950
                                                                    -----------    -----------    -----------    -----------
    TOTAL                                                           $15,518,115    $15,698,400    $14,644,182    $14,678,832
                                                                    ===========    ===========    ===========    ===========



INVESTMENT PORTFOLIO DATA (1):                                               JUNE 30, 2002                JUNE 30, 2001
------------------------------                                    ------------------------------    ---------------------------
  Average NAIC Rating                                                                     1.53                          1.49
  Average Maturity                                                                        7.03                          7.24
  Effective Duration                                                                      4.63                          4.80
  GAAP Effective Book Yield - Fixed Income                                                6.61                          6.63




MORTGAGE LOANS:                                                              JUNE 30, 2002                JUNE 30, 2001
------------------------------                                    ------------------------------    ---------------------------

  Carrying Value                                                                       926,903                      931,730
  Percent of Total Invested Assets (Market)                                               5.90%                        6.35%

  Problem Loans                                                                          6,246                        2,230
  Percent of Mortgage Loans (Market)                                                      0.67%                        0.24%

  Restructured Loans                                                                     3,829                        3,992
  Percentage of Mortgage Loans (Market)                                                   0.41%                        0.43%


                                                                             JUNE 30, 2002                JUNE 30, 2001
                                                                  ------------------------------   ----------------------------
                                                                                      % of Rated                     % of Rated
HIGH YIELD SECURITIES (AT MARKET VALUE):                          % of Asset Class     Portfolio   % of Asset Class   Portfolio
----------------------------------------                          ----------------     ---------   ----------------   ---------

  NAIC 3                                                                  66.03%          5.29%         70.25%          4.74%
  NAIC 4                                                                  30.18%          2.42%         27.17%          1.83%
  NAIC 5                                                                   3.02%          0.24%          2.34%          0.16%
  NAIC 6                                                                   0.77%          0.06%          0.24%          0.02%
                                                                         ------           ----         ------           ----
    TOTAL                                                                100.00%          8.01%        100.00%          6.75%
                                                                         ======           ====         ======           ====




--------------------------------------------------------------------------------

(1) Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

                            AMERUS GROUP CO

                           Investment Summary

                        (Including Closed Block)

                            ($ in thousands)





                                                                        JUNE 30, 2002                        JUNE 30, 2001
FIXED MATURITY SECURITIES BY CATEGORY:                          Market Value        % of Total     Market Value           % of Total
-------------------------------------------------              -------------        ----------     ------------           ----------
  Government                                                   $     929,333             6.7%      $    900,552               7.1%
  Corporate                                                        9,598,523            69.6%         9,112,020              71.4%
  Mortgage-Backed (MBS)                                            2,345,204            17.0%         1,878,086              14.7%
  Asset-Backed (ABS)                                                 781,840             5.7%           701,586               5.5%
  Redeemable Preferred Stock                                         136,574             1.0%           170,254               1.3%
                                                               -------------        ----------     ------------           ----------
                                                               $  13,791,474           100.0%      $ 12,762,498             100.0%
                                                               =============           =====       ============             =====

  Private Placements (included above)                              1,494,187            10.8%         1,336,184              10.5%


                                                                         JUNE 30, 2002                       JUNE 30, 2001
FIXED MATURITY SECURITIES BY QUALITY:                            Market Value        % of Rated     Market Value         % of Rated
------------------------------------------------               -------------        ----------     ------------           ----------
  AAA                                                          $   4,196,784            30.4%      $  3,488,567              27.3%
  AA                                                                 963,175             7.0%           983,635               7.7%
  A                                                                3,306,783            24.0%         3,430,528              26.9%
  BBB                                                              3,790,772            27.5%         3,478,598              27.3%
  BB                                                                 580,864             4.2%           550,432               4.3%
  B and below                                                        295,823             2.1%           206,058               1.6%
                                                                ------------           -----       ------------             -----
    Sub-total                                                     13,134,201            95.2%        12,137,818              95.1%
  Not Rated by S&P (average "A" by others)                           657,273             4.8%           624,680               4.9%
                                                                ------------           -----       ------------             -----
    TOTAL                                                       $ 13,791,474           100.0%      $ 12,762,498             100.0%
                                                                ============           =====       ============             =====



                                                                          JUNE 30, 2002                       JUNE 30, 2001
FIXED MATURITY SECURITIES BY INDUSTRY SECTOR:                    Market Value        % of Total    Market Value          % of Total
------------------------------------------------               -------------        ----------     ------------           ----------
Basic Industry                                                  $    433,647             3.1%       $   376,218               2.9%
Capital Goods                                                        581,003             4.2%           506,894               4.0%
Communications                                                       980,169             7.1%         1,247,573               9.8%
Consumer Cyclical                                                    866,550             6.3%           736,011               5.8%
Consumer Non Cyclical                                              1,198,802             8.7%           900,407               7.1%
Energy                                                               837,607             6.1%           742,489               5.8%
Technology                                                           315,617             2.3%           419,091               3.3%
Transportation                                                       444,052             3.2%           412,495               3.2%
Industrial Other                                                     100,484             0.7%           208,677               1.6%
Utilities                                                          1,365,343             9.9%         1,363,551              10.7%
Financial Institutions                                             2,114,893            15.3%         1,951,202              15.3%
                                                                 -----------           -----       ------------             -----
    SUB-TOTAL                                                      9,238,167            67.0%         8,864,608              69.5%
Other (1)                                                          4,553,307            33.0%         3,897,890              30.5%
                                                                 -----------           -----       ------------             -----
    TOTAL                                                        $13,791,474           100.0%      $ 12,762,498             100.0%
                                                                 ===========           =====       ============             =====

(1)  Includes government, asset-backed securities and mortgage-backed securities


                                                                       JUNE 30, 2002                           JUNE 30, 2001
MORTGAGE BACKED SECURITIES:                                    Amortized Cost    Market Value      Amortized Cost      Market Value
-------------------------------------------                    --------------    ------------      --------------      ------------
  Planned Amortization Class (PACs)                             $    452,157     $    466,067      $    437,842        $  441,872
  Targeted Amortization Class (TACs)                                   2,081            2,127             3,240             3,280
  Sequential Pay                                                     527,852          549,677           363,689           365,957
  Subordinated                                                        80,506           85,948            85,574            87,604
  Adjustable Rate Mortgages (ARMs)                                    15,260           15,410            19,225            19,351
  Pass-thru                                                        1,174,788        1,206,126           942,994           952,114
  Z bonds                                                             19,874           19,849             7,914             7,908
                                                                ------------     ------------      ------------        ----------
    TOTAL                                                       $  2,272,518     $  2,345,204      $  1,860,478        $1,878,086
                                                                ============     ============      ============        ==========


                                AMERUS GROUP CO.

                                  Closed Block

                                ($ in thousands)


                                                       JUNE 30,        DECEMBER 31,
                                                         2002              2001
                                                      -----------      ------------
LIABILITIES:
Future life and annuity benefits                      $ 2,821,245      $ 2,835,423
Policyowner funds                                           4,745            4,656
Accrued expenses and other liabilities                     72,964           69,678
Dividends payable to policyowners                         154,966          154,139
Policy and contract claims                                 11,865            8,843
Policyowner dividend obligation                            54,542           61,486
                                                      -----------      -----------

     TOTAL LIABILITIES                                  3,120,327        3,134,225
                                                      -----------      -----------

ASSETS:
Securities available-for-sale at fair value:
     Fixed maturity securities                          1,869,819        1,829,060
Loans                                                     100,872          105,901
Policy loans                                              357,964          363,981
Other investments                                          31,350            4,653
Cash and cash equivalents                                   3,612           18,382
Accrued investment income                                  31,258           32,396
Premiums, fees and other receivables                       14,778           22,414
Other assets                                               45,726           41,827
                                                      -----------      -----------
     TOTAL ASSETS
                                                        2,455,379        2,418,614
                                                      -----------      -----------

Maximum future earnings to be recognized from
      assets and liabilities of the Closed Blocks     $   664,948      $   715,611
                                                      ===========      ===========



                                                       FOR THE THREE MONTHS ENDED         FOR THE SIX MONTHS ENDED
                                                                 JUNE 30,                          JUNE 30,
                                                      ----------------------------      ----------------------------
                                                          2002             2001             2002             2001
                                                      -----------      -----------      -----------      -----------
REVENUES AND EXPENSES:
Insurance premiums                                    $    68,323      $    59,714      $   134,111      $   104,562
Universal life and annuity product charges                    544            3,015            3,441            6,329
Net investment income                                      38,934           29,530           76,977           54,809
Realized gains (losses) on investments                     (5,378)              69             (754)             313
Policyowner benefits                                      (72,634)         (62,075)        (144,749)        (110,898)
Underwriting, acquisition and other expenses               (1,481)            (922)          (2,736)          (1,687)
Dividends to policyowners                                 (16,970)         (21,195)         (43,304)         (38,823)
                                                      -----------      -----------      -----------      -----------

Contribution from the Closed Block before
     income taxes                                     $    11,338      $     8,136      $    22,986      $    14,605
                                                      ===========      ===========      ===========      ===========

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)


                                                                                    JUNE 30,
LIFE INSURANCE IN FORCE (FACE AMOUNT):                                        2002             2001
------------------------------------------------                          ------------     ------------
 Traditional Life                                                         $53,381,000      $45,153,000
 Universal Life                                                            19,184,000       20,150,000
 Equity-Indexed Life                                                        3,045,000        1,099,000
                                                                          ------------     ------------

   TOTAL LIFE INSURANCE IN FORCE                                          $75,610,000      $66,402,000
                                                                          ============     ============


RESERVES (GAAP) (INCLUDING CLOSED BLOCK):
-----------------------------------------------
 Traditional Life                                                         $ 3,178,715      $ 3,058,196
 Universal Life                                                             1,402,581        1,415,319
 Equity-Indexed Life                                                           76,345           25,380
                                                                          ------------     ------------
   Total Life Insurance Reserves                                            4,657,641        4,498,895

 Deferred Fixed Annuity                                                     7,250,509        6,546,124
 Equity-Indexed Annuity                                                     3,636,287        3,683,940
                                                                          ------------     ------------
   Total Annuity Reserves                                                  10,886,796       10,230,064

     TOTAL RESERVES                                                       $15,544,437      $14,728,959
                                                                          ============     ============


NUMBER OF PRODUCERS:
-----------------------------------------------
   Career Agents (including managing general agents)                            1,178            1,024
   Personal Producing General Agents                                            4,752            4,668
   Independent Agents                                                          35,033           34,857
   Wholesale Broker / Dealer - AMAL Corp. Joint Venture & IL Annuity              908              871
   Registered Representatives - AMAL Corp. Joint Venture & IL Annuity          16,642           15,375
                                                                          ------------     ------------
       TOTAL PRODUCERS                                                         58,513           56,795
                                                                          ============     ============


LIFE INSURANCE LAPSE RATE - YTD ANNUALIZED                                        7.7%             7.2%


ANNUITY WITHDRAWAL RATES - LTM
-----------------------------------------------
   With Internal Replacements                                                    11.5%            15.6%
   Without Internal Replacements                                                 10.9%            13.7%


FIXED ANNUITY SPREADS (GAAP) YTD:
-----------------------------------------------
   Portfolio Rate                                                                6.72%            7.15%
   Credit Rate                                                                   4.73%            5.08%
                                                                          ------------     ------------
     Spread                                                                      1.99%            2.07%
                                                                          ============     ============

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)





DPAC / VOBA ROLLFORWARD:                   DPAC        VOBA
------------------------                ---------    ---------

Beginning Balance - December 31, 2001   $ 642,680    $ 583,829

Capitalization                            197,550       10,925

(Amortization)                            (32,684)     (35,482)

FAS 115 Adjustment                        (19,356)     (13,141)
                                        ---------    ---------
Ending Balance - June 30, 2002          $ 788,190    $ 546,131
                                        =========    =========







CONTRIBUTION FROM THE CLOSED BLOCK          2002      2003
----------------------------------         ------    ------

First Quarter                             $11,648   $10,282

Second Quarter                             11,337    10,003

Third Quarter                              11,034     9,729

Fourth Quarter                             10,738     9,462
                                          -------   -------
 Total                                    $44,757   $39,476
                                          =======   =======


       NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

                                AMERUS GROUP CO.

                         Income Tax Rate Reconciliation




                                                   FOR THE SIX MONTHS ENDED
                                                           JUNE 30,
                                                   2002                2001
                                               ---------------------------------
       Corporate federal income tax rate              35.00%           35.00%

       Goodwill amortization                               -            2.35%

       Net benefit of tax credits                     (0.22%)          (1.96%)

       Demutualization costs                           0.51%            0.12%

       Dividend received deduction                    (0.95%)          (0.90%)

       Non-deductible meals, entertainment & dues      0.78%            0.54%

       Tax exempt income                              (5.98%)          (2.36%)

       State taxes on non-life operations              0.69%            0.01%

       Other items, net                                0.26%           (0.16%)
                                               ---------------------------------

       Effective tax rate                             30.09%           32.64%
                                               =================================

                                CORPORATE PROFILE

     AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $18.9 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life Insurance Company; Delta Life and Annuity Company; Indianapolis Life Insurance Company, Inc.; IL Annuity and Insurance Company; Bankers Life Insurance Company of New York; and IL Securities, Inc.

     AmerUs Group's common stock is traded on the New York Stock Exchange (NYSE) under the trading symbol "AMH".


                             CORPORATE HEADQUARTERS


                                AmerUs Group Co.
                         699 Walnut Street - 20th Floor
                              Des Moines, IA 50309
                              Phone: (515) 362-3600
                               Fax: (515) 362-3648


--------------------------------------------------------------------------------


                      COMMON STOCK AND DIVIDEND INFORMATION
                                                              DIVIDEND
  2002                         HIGH            LOW            DECLARED
                             ---------       ---------        --------
       FIRST QUARTER          $ 39.50         $ 34.00           $0.00
       SECOND QUARTER         $ 39.90         $ 34.45           $0.00

  2001
       FIRST QUARTER          $ 32.00         $ 27.00           $0.00
       SECOND QUARTER         $ 36.50         $ 28.56           $0.00
       THIRD QUARTER          $ 35.20         $ 30.90           $0.00
       FOURTH QUARTER         $ 36.43         $ 30.27           $0.40



--------------------------------------------------------------------------------


            INVESTOR RELATIONS                 TRANSFER AGENT AND REGISTRAR

              Marty Ketelaar                   Mellon Investor Service, LLC
      Director - Investor Relations                   P.O. Box 3315
          Phone - (515) 362-3693             South Hackensack, NJ 07606-1915
           Fax - (515) 362-3648                       (800) 304-9709
    e-mail: marty.ketelaar@amerus.com             www.melloninvestor.com


--------------------------------------------------------------------------------


                       ANNUAL REPORT AND OTHER INFORMATION

     Shareholders may receive, without charge, a copy of AmerUs Group Co.'s Annual Report for the year ended December 31, 2001 by contacting the Company at
(515) 362-3695 or by visiting our web site at www.amerus.com.

     AmerUs Group Co.'s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2001, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company's web site at www.amerus.com.